Page 1 of 4








                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                               FORM 8-K EQUIVALENT


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): January 29, 2003

                              AGRILINK Foods, Inc.
               (Exact Name of Registrant as Specified in Charter)

              Delaware                                                                  16-0845824
------------------------------------------     --------------------------   ------------------------------------
(State or other jurisdiction of incorporation) (Commission File Number)(IRS Employer Identification Number)


    90 Linden Oaks, PO Box 20670, Rochester, New York           14602-0670
    -------------------------------------------------           -----------
         (Address of Principal Executive Offices)                (Zip Code)


        Registrant's Telephone Number Including Area Code: (585) 383-1850








o This Form 8-K Equivalent is only being filed pursuant to a requirement contained in the indenture governing Agrilink Foods, Inc.'s 11-7/8 Percent Senior Subordinated Notes Due 2008.

                                        2
Item 5.  Other Events

Attached hereto as an exhibit is a press release issued today by Agrilink Foods, Inc. ("Agrilink") announcing that it is changing its name from Agrilink Foods, Inc. to Birds Eye Foods, Inc. The change will become effective on February 10, 2003 and will have no impact on the organization's structure or ownership. Also attached as an exhibit is a letter from Agrilink's Chairman, President, and Chief Executive Officer which was distributed to various customers, suppliers, and business associates today to advise them of the name change. We are sending these letters to our business associates in advance of the effective date of our name change to enable them to make any necessary changes to their business systems to reflect the name change.

Item 7. Financial Statements, Pro-Forma Financial Information and Exhibits

(a) Financial Statements of Business Acquired.

               None

(b) Pro-Forma Financial Information.

               None

(c)      Exhibits

99.1     Press release announcing name change dated January 29, 2003.

99.2 Letter from Agrilink Foods, Inc. Chairman, President, and Chief Executive Officer announcing the name change to Birds Eye Foods, Inc.

                                                     SIGNATURES

          The Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                                    AGRILINK FOODS, INC.



Date:    January 29, 2003               By: /s/Earl L. Powers
         ------------------------           ---------------------------------
                                               Earl L. Powers,
                                               Executive Vice President and
                                               Chief Financial Officer
                                               (Principal Financial Officer and
                                               Principal Accounting Officer)

                                        4
                                INDEX TO EXHIBITS


Exhibit No.                       Description

   99.1   Press release announcing name change dated January 29, 2003.

   99.2 Letter from Agrilink Foods, Inc. Chairman, President, and Chief Executive Officer announcing the name change to Birds Eye Foods, Inc.